A new leader in global specialty insurance and investments December 19, 2012 Markel Acquisition of Alterra

Information concerning forward-looking statements:
This document includes statements about future economic performance, finances, expectations, plans and prospects of Alterra and Markel, both individually and on a combined basis, that are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding factors affecting future results of Alterra and Markel, please refer to their Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q and other documents filed by Alterra and Markel since March 1, 2012 with the
Securities Exchange Commission (“SEC”). These documents are also available free of charge, in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of
Markel, by directing a request to Bruce Kay, Investor Relations, at 804-747-0136. Neither Alterra nor Markel undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.
This document contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about Alterra’s and Markel’s  beliefs, plans or expectations, are forward-looking statements. These statements are based on Alterra’s or Markel’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,”
“intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this document should not be considered as a representation by Alterra, Markel or any other person that Alterra’s or Markel’s objectives or plans, both individually and on a combined basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any adverse change in financial ratings of either company or their subsidiaries; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g)
changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h)
other factors set forth in Alterra’s and Markel’s recent reports on Form 10-K, Form 10-Q and other documents filed with the SEC by Alterra and Markel.
* * * * *
Risks and uncertainties relating to the proposed transaction include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized or the parties may experience difficulties in successfully integrating the two companies; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; (5) the outcome of any legal proceedings to the extent initiated against Alterra or Markel or its respective directors and officers following the announcement of the proposed merger is uncertain; (6) the acquisition may involve unexpected costs; and (7) the businesses may suffer as a result of uncertainty surrounding the acquisition. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect, or have previously experienced, and each party’s management may respond differently to any of the aforementioned factors.
These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 to be filed by Alterra and Markel with the SEC. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

Key Transaction Terms
Transaction Merger under Bermuda law. A subsidiary of Markel will merge into Alterra, with Alterra surviving as a wholly-
owned subsidiary of Markel
Taxable transaction to Alterra shareholders
Consideration Implied offer price of ~$31 per Alterra share (1)
$10 in cash per Alterra share
Fixed exchange ratio of 0.04315 shares of Markel stock per Alterra share (~$21 per Alterra share) (1)
Deal value Approximately $3.13 billion (1.07x aggregate book value as of 9/30/12) (1)
$1.0 billion of existing cash sourced equally from Markel and Alterra
$2.13 billion in Markel stock (1)
Pro forma ownership 69% by Markel shareholders
31% by Alterra shareholders
Management Markel executive and senior management to continue in current roles
Key Alterra senior leaders and underwriters will be retained
Governance Two additional directors to be added to Markel board
Approvals Shareholder approvals by both Markel and Alterra
Customary regulatory approvals
Investor Support Voting agreements and lock-up agreements from Alterra Board of Directors, management and key shareholders
Voting agreements and lock-up agreements from Markel Board of Directors and management
Expected closing First half of 2013

(1) Based on Markel closing stock price of $486.05 as of December 18, 2012. Includes ~$55 million of unvested restricted stock.

Creating a Winning Combination
Strategic Increases diversification and creates a global franchise with attractive product depth and reach
A common culture of underwriting discipline
Creates additional size and scale, providing additional insurance and investment opportunities and enabling expense ratio improvements
Businesses fit well together – complementary business profiles diversify the premium base makes each business better
Financial Attractive financial outcome with significant book value accretion
Increases investments and gross written premiums per share by double digit percentages
Larger investment portfolio under Markel’s proven management
Operational Gains a footprint and expertise in the global reinsurance market and Fortune 3000 / large account markets
Increases leadership position in E&S market
Brings together two well established Lloyd’s platforms with complementary underwriting profiles
...Creating a strong and durable organization
4
Combination of Markel and Alterra…
Leading franchise in global specialty insurance and investments
Disciplined underwriting combined with successful investing
Diversified portfolio of business – product line, geography and distribution
Experienced management team
Positioned for long-term growth in per share value

Markel – Company Profile
–
Diverse product mix for niche markets – over 100 unique product lines
–
Underwriting discipline
–
Investment flexibility made possible by underwriting profits
–
Long-term philosophy for greater returns through equity investments
–
Extension of investment operations into Markel Ventures – “permanent capital” advantage
–
Superior growth over a long period of time
–
17% CAGR in book value per share from 1991-2011
–
Significant ownership by management aligns economic interest with shareholders
–
Successful track record of targeting, purchasing and integrating acquisitions
Company overview
Key highlights
Markel Corporation is a diverse financial holding company serving a variety of niche markets
In each of its businesses, Markel seeks to provide quality products and excellent customer service with the objective of being the market leader
Markel’s financial goals are to earn consistent underwriting and operating profits and superior investment returns to build shareholder value
5

Markel – Long History of Producing Results
By applying its long-term focus to underwriting and investing activities, Markel achieved consistent, sustainable value creation for its shareholders
CAGR 13% CAGR 17%
(1)
(1) 2012 data reflects year-to-date results as of 9/30/12.

($ in millions, except per share)
1991 1996 2001 2006 2011
20-Year
CAGR
Total Revenue 223 367 1,397 2,576 2,630 13%
Gross Written Premium 406 414 1,774 2,536 2,291 9%
Investment Portfolio 436 1,142 3,591 7,524 8,728 16%
Portfolio Per Share $81.77 $209.20 $365.70 $752.80 $907.20 13%
Shareholders' Equity 83 268 1,085 2,296 3,388 20%
Book Value Per Share $15.59 $49.16 $110.50 $229.78 $352.10 17%
Portfolio Per Share
$500
$400
$300
$200
$100
$0
$1,200
$1,000
$800
$600
$400
$0
$200
1991 1993 1995 1997 1999 2001 2003
2005 2007 2009 2011
Book Value Per Share

Underwriting
performance
Consistently
outperforms the P&C
industry combined
ratio
Investment
performance
Adds value through
equity investments
Markel – Strong Underwriting and Investment
Performance

Average difference
favorable / (unfavorable)
Since 1992 4.8%
Since 2002 3.9%
Combined ratio trend
Equity performance
Fixed income performance
2011 equity as a % of
portfolio
Markel 21%
P&C Industry 15%
Duration
Markel 4.1 yrs
Barclays US
Aggregate
5.1 yrs
Markel
S&P 500 (w/ dividend
reinvested)
Markel
Barclays US Agg
Total Return
(1) Source: A.M. Best.
(2) Source: SNL Financial.
(1)
(2)
80%
85%
90%
95%
100%
105%
110%
115%
120%
125%
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Markel P&C Avg.
3.8%
1.9%
6.7%
8.1%
2.1%
(0.2%)
2.9%
7.8%
(2%)
0%
2%
4%
6%
8%
10%
2011 5Y 10Y 20Y
7.6%
5.8%
5.6%
5.9%
7.8%
6.5%
5.8%
6.5%
0%
2%
4%
6%
8%
10%
2011 5Y 10Y 20Y

Alterra – Company Profile
Global underwriter of specialty insurance and reinsurance
– Multiple operating platforms - Bermuda, Ireland, Europe,
United States, Lloyd's and Latin America
– Strong franchise positions across multiple specialty classes of business
Opportunistic and disciplined underwriting strategy
– 5-year average combined ratio (including cats) of 91.9%
– Strong culture of risk management
– Analytical and quantitative underwriting orientation
– Business mix shift towards shorter-tail lines
Liquid balance sheet with conservative reserving track record
– Shareholders’ equity ~$2.9 billion at 9/30/12
– Low financial leverage
S&P rating and AM Best ratings of “A”
Conducts operations through following segments
– Global Insurance – Offers P&C excess of loss primarily to U.S.
and international Fortune 1000 companies
– U.S. Insurance – Offers P&C insurance primarily to Fortune
3000 companies
– Reinsurance – Offers P&C quota share and excess of loss
reinsurance to insurance and reinsurance companies globally
– Alterra at Lloyd’s – Offers P&C quota share and excess of loss insurance and reinsurance to med-to-large international clients

Key highlights Premium summary
Reinsurance
U.S.
Insurance
Global
Insurance
Alterra at
Lloyd’s
Reinsurance
Insurance
Q3 YTD 2012 GPW: ~$1.6bn
By Segment
By Product
48%
19%
17%
16%
59%
41%
1
2
4
5
3

A Strong Platform for Growth
Combination expands Markel’s insurance platform from three to five key segments
Enhances Markel’s E&S, Specialty and London Insurance Market segments

2012E Gross Premiums Written
($ in millions) Pro Forma
Excess & Surplus $935 $230 $1,165
Specialty Admitted 655 155 810
London Insurance Market 890 305 1,195
Global Insurance 0 375 375
Global Reinsurance 0 870 870
Total ~$2.5bn ~$1.9bn ~$4.4bn
Markel
Alterra

Well Positioned Operating Profile
Scale and diversification will create the opportunity to improve the already strong operating performance

Source: Company filings.
(1) Combined ratio for Alterra and Pro Forma Markel excludes unallocated Alterra corporate G&A expense of ~$44mm.
(2) Per share calculations based upon shares outstanding excluding any dilutive impact of options. Based on Markel closing stock price of $486.05 as of December 18, 2012.
(3) Excludes purchase accounting adjustments.
Year-to-date 9/30/12
($ in millions, except per share) Pro Forma
Gross premiums written $1,906 $1,614 $3,520
Net premiums written 1,687 1,077 2,764
Combined ratio 96% 93% 95%
Comprehensive investment income (pre-tax) $535 $270 $805
Comprehensive income to shareholders 427 294 721
Book value per share $395 $30 $424
(3)
(1)
(2)

Strong Capitalization Ratios

As of 9/30/12
($ in millions) Pro Forma
Total debt $1,511 $441 $1,951
Total shareholders’ equity 3,806 2,923 5,952
Total capitalization 5,317 3,364 7,903
Total debt / total capitalization 28% 13% 25%
LTM net premiums written / equity 0.57x 0.44x 0.58x
Source: Company filings.
(1) Excludes purchase accounting adjustments. Based on Markel closing stock price of $486.05 as of December 18, 2012.
(2) Markel Pro Forma equity equals Markel equity as of 9/30/12 plus the value of new shares issued in the transaction.
(2)
(1)

Diversified Premium Mix
Property
Prof / Prod
Liability
Workers
Comp
Other
North America
International
North America
International
North America
International
General
Casualty
Property
Prof / Prod
Liability
Workers
Comp
Other
General
Casualty
Property
Prof / Prod
Liability
Workers
Comp
Other
General
Casualty
Source: Company filings.
Gross premiums written

6%
Fiscal year 2011
($ in millions)
Pro Forma
$2.3bn
$1.9bn $4.2bn
Line of
business
Geography
25%
23%
26%
10%
16%
35%
22%
20%
21%
29%
22%
23%
19%
75%
25%
74%
26%
74%
26%

Underwriting with Global Reach
Headquarters Alterra
Hamilton, Bermuda
Largest Offices:
Bermuda – 102
London – 87
Richmond – 78
U.S. Offices
South American Offices
New York, NY (3) Rio de Janeiro, Brazil (2)
Alpharetta, GA Bogota, Colombia
Richmond, VA (5) Buenos Aires, Argentina
Summit, NJ
Windsor, CT
International Offices
Dallas, TX London, U.K. (4)
Sebastopol, CA Kusnacht, Switzerland
San Francisco, CA (2) Zurich, Switzerland
Chicago, IL Dublin, Ireland (3)
Hamburg, Germany
Tokyo, Japan
Employees: 490
GWP / Headcount: $3.9M
# of Offices: 31

                       Headquarters Markel
                      Glen Allen, VA
Largest Offices:
Glen Allen – 851
London – 372
Omaha – 250
U.S. Offices
Alameda, CA
Blair, NE
Chicago, IL
Deerfield, IL
Glen Allen, VA
Henderson, NV
Kennesaw, GA
Lexington, KY
   New York, NY
Omaha, NE
Ontario, CA
Plano, TX
Red Bank, NJ
Richmond, VA
Scottsdale, AZ
Stilwell, KS
Tampa, FL
Warwick, RI
Waukesha, WI
Woodland Hills, CA
International Offices
Barcelona, Spain
Birmingham, U.K.
Bristol, U.K.
Cambridge, U.K.
Hong Kong
Leeds, U.K.
London, U.K.
Madrid, Spain
Montreal, QC
Munich, Germany
Reigate, U.K.
Rotterdam, Netherlands
Singapore, Singapore
Stockholm, Sweden
Toronto, ON
Vancouver, BC
Employees: 2,666
GWP / Headcount: $0.9M
# of Offices: 37
(1)

A combined underwriting platform with the breadth and scope necessary to compete globally
(1) Excludes Markel Ventures offices.

High Quality Investment Portfolio
Total Portfolio of $9.2bn
Investments per Markel share: $954
Total Portfolio of $8.2bn
Investments per Alterra share: $85
(3)

Equities
$2,341
Fixed
$5,281
Cash & ST
$1,564
(1) Per share calculations based upon shares outstanding excluding any dilutive impact of options. Based on Markel closing stock price of $486.05 as of December 18, 2012.
(2) Excludes purchase accounting adjustments.
(3) Excludes $1.0bn of cash used in transaction.
Other
$377
Fixed
$7,137
Cash & ST
$652
Total Portfolio of $16.4bn
Investments per Markel share: $1,165
Fixed
$12,418
Cash & ST
$1,216
Other
$377
Equities
$2,341
2%
(1,2)
(1)
(1)
As of 9/30/12
Pro Forma 9/30/12
62% of
shareholders
equity
No direct
equity
investments
39% of pro
forma
shareholders
equity
25%
57%
17%
87%
8%
5%
14%
76%
7%

A Winning Combination
Leading franchise in global specialty insurance and investments
Disciplined underwriting combined with successful investing
Cultural fit dedicated to underwriting excellence
Successful track record of managing investments on total return basis
Diversified portfolio of business – product line, geography and distribution
Enhanced market position
Experienced management team
Long-term growth in per share value

Additional information about the proposed merger and where to find it:
This document relates to a proposed transaction between Markel and Alterra that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed by Markel with the SEC. This document is not a substitute for the joint proxy statement/prospectus that Markel will file with the SEC or any other document that Markel or Alterra may file with the SEC or Markel or Alterra may send to its shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT
PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS,
INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT ON FORM S-4,
AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov) or by directing a request to Markel through Bruce Kay, Investor
Relations, at 804-747-0136 and, in the case of Alterra, by directing a request to Alterra through Joe Roberts, Chief Financial Officer, or Susan
Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800.
Participants in the solicitation:
Alterra and Markel and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies from both
Alterra’s and Markel’s shareholders in favor of the proposed transaction. Information about Alterra’s directors and executive officers and their ownership in Alterra common stock is available in the proxy statement dated March 26, 2012 for Alterra’s 2012 annual general meeting of shareholders. Information about Markel’s directors and executive officers and their ownership of Markel common stock is available in the proxy statement dated March 16, 2012 for Markel’s 2012 annual general meeting of shareholders.